SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                     ______________________

                            Form 8-K

                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 1997


                   AAMES FINANCIAL CORPORATION
     (Exact name of Registrant as Specified in Its Charter)


   Delaware                         0-19604                   95-4340340
(State  or  Other Jurisdiction   (Commission               (IRS Employer
   of      Incorporation)        File Number)           Identification No.)



               3731 Wilshire Boulevard, 10th Floor
                  Los Angeles, California 90010
            (Address of Principal Executive Offices)



                         (213) 351-6100
      (Registrant's Telephone Number, Including Area Code)



                            No Change
      ____________________________________________________
   (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS

   Reference is made to the press release of Registrant issued on March 31, 1997, which contains information meeting the requirements of this Item 5 and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit "1".

                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current
Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


April 1, 1997                      AAMES FINANCIAL CORPORATION


                              By:   /s/Gregory J. Witherspoon
                                 ------------------------------
                                    Gregory J. Witherspoon
                                    Executive  Vice President -Finance and
                                         Chief Financial Officer

                          EXHIBIT INDEX

Exhibit No.              Description of Exhibit

     1                   Press release issued March 31, 1997

Page 4